Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

27. SUBSEQUENT EVENTS

On January 24, 2023, other than the change of floor price discussed in Note 18, the Maturity Date under and as defined in the Debenture shall be amended and restated from January 25, 2023 to July 25, 2023, and the Termination Date for purposes of the Series B Warrant shall be amended and restated to September 30, 2023. The outstanding principle as of January 24, 2023 was $2,650. The Company has evaluated the accounting impact on private placement by the assistance of a third-party appraiser and determined that the fair value of the Bond was $3,240 after the amendment.

From January to March, 2023, the Company issued 652,749 Class A ordinary shares in exchange for conversion of $675 of principle balance on a convertible bond and $32.7 of accrued interest in total.

On February 28, 2023, pursuant to the Management Resolution, the Group planned to sale two of its creditor’s rights on the long-term prepaid expenses which carrying value is RMB72,135 with a total consideration of RMB25,269 to a third-party. As of the date of this report, such transaction has not been settled. The Group has evaluated the accounting impact on such transaction and determined that this transaction would result in impairment loss on long-term prepaid expenses of RMB46,866 to the financial statements for the year ending December 31, 2023. Although there is asset preservation for above creditor’s rights with market value higher than the carrying value as of December 31, 2022, the management determined the sales at discount subsequently in February 2023 due to the emergency need of cash for operation, so the Group assessed that this subsequent event should be treated as unrecognized subsequent event.